UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 21, 2020
 _____________________
PALO ALTO NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3000 Tannery Way
Santa Clara, California 95054
(Address of principal executive office, including zip code)
(408) 753-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PANW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On May 21, 2020, Palo Alto Networks, Inc. (the “Company”) issued a (1) press release announcing its financial results for its fiscal third quarter ended April 30, 2020, which is furnished herewith as Exhibit 99.1, and (2) a Letter to Stockholders, which is furnished herewith as Exhibit 99.2, each such exhibit which is incorporated herein by reference.

Forward Looking Statements

Exhibit 99.2 furnished under Item 9.01, contains forward-looking statements within the meaning of United States securities laws, that involve risks, uncertainties and assumptions, including statements regarding the potential economic effects of the COVID-19 pandemic, length of time for consumers and enterprises to recover from the effects caused by COVID-19, our expectations of the long-term trends in the global economy and cybersecurity market, and our ability to emerge from this pandemic in a stronger position. Many of these assumptions relate to matters that are beyond our control and changing rapidly, including, but not limited to, the timeframes for and severity of social distancing and other mitigation requirements, the impact of COVID-19 on our customers’ purchasing decisions and the length of our sales cycles, particularly for customers in certain industries highly affected by COVID-19.There are a significant number of factors that could cause actual results to differ materially from statements made including: developments and changes in general market, political, economic, and business conditions; the duration and global impact of COVID-19; our ability as an organization to acquire and integrate other companies, products or technologies in a successful manner; risks associated with managing our growth; the risks associated with new products and subscription and support offerings, including the discovery of software bugs; our competitive position; our ability to attract and retain new customers; shift in priorities or delays in the development or release of new subscription offerings, or the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products and subscription and support offerings; rapidly evolving technological developments in the market for security products and subscription and support offerings; and length of sales cycles.

Additional risks, uncertainties and assumptions that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Report on Form 10-Q filed with the SEC on February 25, 2020, which is available on our website at investors.paloaltonetworks.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other filings that we make with the SEC from time to time. All forward-looking statements in each of Exhibits 99.1 and 99.2 are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated as of May 21, 2020.
99.2	Letter to stockholders dated as of May 21, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ NIKESH ARORA
Nikesh Arora
Chief Executive Officer

Date: May 21, 2020